UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

AMERICOLD REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34723	93-0295215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600

Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

(678) 441-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06 – Material Impairments

On July 21, 2026, Americold Realty Trust, Inc. (the “Company”) entered into a Termination and Wind Down Agreement (the “Agreement”) with ADUSA Distribution, LLC, a subsidiary of Ahold Delhaize USA (“ADUSA Distribution”), pursuant to which the Company and ADUSA Distribution have agreed to wind down operations at the Company’s automated retail distribution center located in Lancaster, PA (the “PA Facility”) and will not commence operations at the Company’s automated retail fulfillment center located in Plainville, CT (the “CT Facility” and, together with the PA Facility, the “Facilities”), which were being purpose developed for ADUSA Distribution’s use.

Under the terms of the Agreement, the Company and ADUSA Distribution will work together to unwind operations at the PA Facility by December 31, 2026 (with up to a six-month extension option upon mutual agreement). The CT Facility will be idled immediately, except for certain short-term ice production operations. No termination fees, penalties, or contingent liabilities have been assessed to either party and the parties have agreed to a full mutual release of all claims. In connection with the Agreement, the Company and ADUSA Distribution have agreed to expand and renew business in other assets in the Company’s network.

The Company intends to classify the Facilities as held for sale in Q3 2026 and to market and sell the Facilities. As of June 30, 2026, the net book value of the Facilities was approximately $455 million. As a result of and in connection with the Agreement, based on independent appraisals and management’s assessment of fair market value, the Company expects to record a non-cash impairment charge of approximately $305 million to $320 million, to be recognized in the second quarter of 2026. The impairment charge is not expected to result in immediate cash expenditures. The Company is currently pursuing the disposition of the Facilities, but may also evaluate other strategic alternatives in the future, including continued ownership, redevelopment, and potential remediation activities. Because the nature, timing, and scope of any such actions have not been fully determined, the Company is currently unable in good faith to estimate the amount or range of future cash expenditures that may result from these actions.

Item 7.01 – Regulation FD Disclosure

The results of operations of the Facilities are not material to the Company’s consolidated financial statements in fiscal 2026 or prior periods, and we do not expect the impairment or the wind down operations described under Item 2.06 of this Current Report on Form 8-K (this “Current Report”) to have an impact on the Company’s previously provided outlook for the full-year of 2026 as set forth in the first quarter earnings release dated May 7, 2026.

The foregoing information is furnished pursuant to Item 7.01, “Regulation FD.” The information in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: failure to consummate the joint venture transaction with EQT on the terms or timeline currently anticipated, or at all, due to the failure to satisfy closing conditions, obtain necessary approvals or consents, or other factors beyond our control; failure to achieve the anticipated benefits, synergies or returns from the joint venture transaction with EQT, including as a result of unanticipated costs or liabilities, difficulties in integrating joint venture operations, or the failure of the joint venture to perform in accordance with our expectations; failure to execute on growth strategies and opportunities; geopolitical conflicts, including the ongoing conflicts in the Middle East, and any related or resulting disruptions, including increasing energy costs; rising inflationary pressures, increased interest rates and operating costs; national, international, regional and local economic conditions, including impacts and uncertainty from trade disputes and tariffs on goods imported to the United States and goods exported to other countries; periods of economic slowdown or recession; labor and power costs; labor shortages; our relationship with our associates, the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; the impact of supply chain disruptions; risks related to rising construction costs; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; uncertainty of revenues, given the nature of our customer contracts; acquisition risks, including the failure to identify or complete attractive acquisitions or failure to realize the intended benefits from our recent acquisitions; difficulties in expanding our operations into new markets and products; uncertainties and risks related to public health crises; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes; risks related to implementation of the new ERP system; risks related to defaults or non-renewals of significant customer contracts; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; changes in applicable governmental regulations and tax legislation; risks related to current and potential international operations and properties; actions by our competitors and their increasing ability to compete with us; changes in foreign currency exchange rates; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with our use of third-party trucking service providers for transportation services to our customers; liabilities as a result of our participation in multi-employer pension plans; risks related to the partial ownership of properties, including our JV investments; risks related to natural disasters; adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; changes in real estate and zoning laws and increases in real property tax rates; general economic conditions; risks associated with the ownership of real estate generally and temperature-controlled warehouses in particular; possible environmental liabilities; uninsured losses or losses in excess of our insurance coverage; financial market fluctuations; our failure to obtain necessary outside financing on attractive terms, or at all; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; the potential dilutive effect of our common stock offerings, including our ongoing at the market program; the cost and time requirements as a result of our operation as a publicly traded REIT; and our failure to maintain our status as a REIT.

Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements may contain such words. Examples of forward-looking statements included in this Current Report include, but are not limited to, those regarding our 2026 full-year financial outlook. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2026

AMERICOLD REALTY TRUST, INC.

By:	/s/ Christopher J. Papa
Name:	Christopher J. Papa
Title:	Executive Vice President, Chief Financial Officer